GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

71 South Wacker Drive

Chicago, Illinois 60606

April 17, 2014

Dear Shareholder:

We are writing to inform you of an important matter concerning your investment in the Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”). At a meeting held on February 11, 2014, the Board of Trustees of the Acquired Portfolio (the “Board”) approved a reorganization pursuant to which the Acquired Portfolio will be reorganized with and into another series of the Goldman Sachs Trust – the Goldman Sachs Satellite Strategies Portfolio (the “Surviving Portfolio,” and together with the Acquired Portfolio, the “Portfolios”). Shareholders were first notified of the reorganization on February 12, 2014, in a supplement to the Acquired Portfolio’s then-current Prospectus and Summary Prospectus, each dated April 30, 2013, as supplemented.

After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of the Portfolios, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved the reorganization. After considering the recommendation of Goldman Sachs Asset Management, L.P. (“GSAM”), the investment adviser to the Portfolios, the Board, including a majority of the Independent Trustees, concluded that: (i) the reorganization will benefit the shareholders of each Portfolio; (ii) the reorganization is in the best interests of each Portfolio; and (iii) the interests of the shareholders of each Portfolio will not be diluted as a result of the reorganization.

Effective on or about May 16, 2014 (the “Closing Date”), you will own shares in the Surviving Portfolio equal in dollar value to your interest in the Acquired Portfolio on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE SURVIVING PORTFOLIO IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED PORTFOLIO AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

If you have any questions regarding the attached Information Statement/Prospectus or other materials, please contact the Acquired Portfolio at 1-800-526-7384.

By Order of the Board of Trustees of the Goldman

Sachs Trust,

James A. McNamara

President

COMBINED INFORMATION STATEMENT

FOR

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

(a series of the GOLDMAN SACHS TRUST)

AND

PROSPECTUS FOR

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

(a series of the GOLDMAN SACHS TRUST)

The address, telephone number and website of the Goldman Sachs Income Strategies Portfolio and the Goldman Sachs Satellite Strategies Portfolio is:

71 South Wacker Drive Chicago, Illinois 60606 1-800-526-7384 www.gsamfunds.com

Shares of the Goldman Sachs Satellite Strategies Portfolio have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in either the Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”) or the Goldman Sachs Satellite Strategies Portfolio (the “Surviving Portfolio,” and together with the Acquired Portfolio, the “Portfolios”) is not a bank deposit and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Surviving Portfolio that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Information Statement/Prospectus is April 17, 2014.

For more complete information about each Portfolio, please read the Portfolio’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Portfolio’s Prospectus and Statement of Additional Information, and other additional information about each Portfolio, have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

INTRODUCTION

This combined information statement/prospectus, dated April 17, 2014 (the “Information Statement/Prospectus”), is being furnished to shareholders of the Acquired Portfolio in connection with an Agreement and Plan of Reorganization between the Acquired Portfolio and the Surviving Portfolio (the “Plan”), pursuant to which the Acquired Portfolio will (i) transfer all of its assets and liabilities attributable to each class of its shares to the Surviving Portfolio in exchange for shares of the Surviving Portfolio; and (ii) distribute to its shareholders a portion of the Surviving Portfolio shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Portfolio (the “Reorganization”). At a meeting held on February 11, 2014, the Board of Trustees of the Portfolios (the “Board” or “Trustees”) approved the Plan. A copy of the Plan is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including the exhibits, carefully.

After considering the recommendation of Goldman Sachs Asset Management, L.P. (“GSAM” or “Investment Adviser”), the investment adviser to the Portfolios, the Board concluded that: (i) the Reorganization will benefit the shareholders of each Portfolio; (ii) the Reorganization is in the best interests of each Portfolio; and (iii) the interests of the shareholders of each Portfolio will not be diluted as a result of the Reorganization.

NO ACTION IS REQUIRED REGARDING THE REORGANIZATION. AS DISCUSSED MORE FULLY BELOW, THE PORTFOLIOS ARE RELYING ON RULE 17A-8 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND, THEREFORE, SHAREHOLDERS OF THE ACQUIRED PORTFOLIO ARE NOT BEING ASKED TO VOTE ON OR APPROVE THE PLAN. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Background to the Reorganization

The Investment Adviser, an SEC-registered investment adviser, serves as investment adviser to both the Acquired Portfolio and the Surviving Portfolio, each an investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Reorganization is a part of GSAM’s continuing effort to optimize the Goldman Sachs Funds and eliminate overlapping products. After evaluating the investment objectives, strategies and policies of the Portfolios, as well as their performance, size and potential for asset growth in the foreseeable future, the Investment Adviser recommended to the Board that it approve the reorganization of the Acquired Portfolio with and into the Surviving Portfolio, an existing series of Goldman Sachs Trust (the “Trust”). GSAM believes that the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time. In addition, GSAM does not expect the Acquired Portfolio to experience significant asset growth in the foreseeable future and believes that the combined Portfolio would be better positioned for asset growth than the Acquired Portfolio on its own. The Investment Adviser also believes that the Reorganization is preferable to liquidating the Acquired Portfolio, as it will provide you and other shareholders with the opportunity to invest in a portfolio that: (i) is managed by the same portfolio management team; (ii) has a similar investment program; and (iii) is part of the Goldman Sachs Funds – a large, diverse fund family. Moreover, although the Acquired Portfolio has higher since-inception performance, the Surviving Portfolio has higher 1-Year, 3-Year and 5-Year performance.

On February 11, 2014, the Board, including a majority of the Trustees who are not “interested persons” of the Portfolios, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization will benefit the shareholders of each Portfolio; (ii) the Reorganization is in the best interests of each Portfolio; and (iii) the interests of the shareholders of each Portfolio will not be diluted as a result of the Reorganization. The Board also considered and approved the terms and conditions of the Plan.

In approving the Reorganization and Plan, the Board requested and received such information from the Investment Adviser as it determined to be necessary to evaluate the Reorganization. At its meeting, the Board received and evaluated materials regarding the investment objectives, strategies, policies and risks of the

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Portfolios, as well as the effect of the Reorganization on the existing shareholders of the Portfolios. The Board also evaluated and discussed: (i) the material differences between each Portfolio’s investment objective, strategies, policies and risks; (ii) the specific terms of the Reorganization, including information regarding the proposed plans for ongoing management, distribution and operation of the Surviving Portfolio; and (iii) other information, such as the relative sizes of the Portfolios, the performance records of the Portfolios, the expenses of the Portfolios (including anticipated pro forma expense information of the Surviving Portfolio following the Reorganization) and the anticipated asset growth of the Portfolios in the foreseeable future. In addition, the Board considered additional factors, which are discussed in more detail below under “Why did the Board approve the Reorganization?”

The Independent Trustees were assisted in their consideration of the Reorganization by independent counsel.

Questions and Answers

How will the Reorganization affect me?

Under the terms of the Plan, the Acquired Portfolio will transfer all of its assets to the Surviving Portfolio and the Surviving Portfolio will assume all of the liabilities of the Acquired Portfolio. Subsequently, the Acquired Portfolio will be liquidated and you will become a shareholder of the Surviving Portfolio. You will receive shares of the Surviving Portfolio that are equal in aggregate net asset value to the shares of the Acquired Portfolio that you held immediately prior to the Closing Date (as defined below). Shareholders of each class of shares of the Acquired Portfolio will receive the corresponding class of the Surviving Portfolio, as follows:

Acquired Portfolio		Surviving Portfolio
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Service*
Class IR	g	Class IR
Class R	g	Class R

*	The Acquired Portfolio does not offer Service Shares

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

When will the Reorganization occur?

The Reorganization is scheduled to occur on or about May 16, 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

How will the Reorganization affect the fees to be paid by the Surviving Portfolio, and how do they compare with the fees paid by the Acquired Portfolio?

The contractual management fee annual rate paid by each Portfolio is the same. The Acquired Portfolio’s gross expense ratio for the fiscal year ended December 31, 2013 (before giving effect to the current expense limitation arrangement) for Class A, Class C, Institutional, Class IR and Class R Shares was 2.19%, 2.94%, 1.79%, 1.94% and 2.44%, respectively. It is estimated that post-Reorganization, the Surviving Portfolio’s gross expense ratio for Class A, Class C, Institutional, Class IR and Class R Shares will be 1.50%, 2.25%, 1.10%, 1.25% and 1.75%, respectively. However, the Acquired Portfolio’s net expense ratio for the fiscal year ended December 31, 2013 (after giving effect to the current expense limitation arrangement) for Class A, Class C, Institutional, Class IR and Class R Shares was 1.45%, 2.20%, 1.05%, 1.20% and 1.70%, respectively. Conversely, it is estimated that post-Reorganization, the Surviving Portfolio’s net expense ratio for Class A, Class C, Institutional, Class IR and Class R Shares will be 1.48%, 2.23%, 1.08%, 1.23% and 1.73%, respectively.

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Accordingly, shareholders of the Acquired Portfolio are expected to be subject to a higher net expense ratio. However, the lower net expense ratio for the Acquired Portfolio is the result of voluntary waivers adopted by GSAM. Pro forma expense information is included in this Information Statement/Prospectus under “Summary – The Portfolios’ Fees and Expenses.”

Why did the Board approve the Reorganization?

In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Portfolio; and (ii) the interests of the shareholders of each Portfolio will not be diluted as a result of the Reorganization. The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

¡	Because GSAM does not expect the Acquired Portfolio to experience significant asset growth in the foreseeable future, the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time.

¡	The Reorganization is preferable to liquidating the Acquired Portfolio, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a portfolio that is managed by the same portfolio management team with a similar investment program. Although the Surviving Portfolio’s investment program is similar to that of the Acquired Portfolio, the Surviving Portfolio currently invests in a larger and more diversified universe of “underlying funds” (as defined below), including underlying funds with exposure to the following asset classes: emerging markets equity, international small cap and commodities. These differences, as well as other differences, are discussed in more detail below under “Summary – Comparison of the Acquired Portfolio with the Surviving Portfolio and Comparison of Principal Investment Risks of Investing in the Portfolios.”

¡	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Portfolio for the shares of the Surviving Portfolio. Alternatively, liquidation of the Acquired Portfolio could give rise to a taxable event.

Additional considerations are discussed in more detail below under “Summary – Reasons for the Reorganization and Board Considerations.”

Who bears the expenses associated with the Reorganization?

GSAM has agreed to pay the legal and other costs associated with each Portfolio’s participation in the Reorganization. GSAM estimates that these costs will be approximately $65,442.

Will GSAM benefit from the Reorganization?

The Reorganization is a part of GSAM’s continuing effort to optimize the Goldman Sachs Funds and eliminate overlapping products. Although reorganizing the Acquired Portfolio with and into the Surviving Portfolio (instead of liquidating the Acquired Portfolio) will benefit the Investment Adviser by managing a larger pool of assets, which will produce increased management fees (that will accrue to the Investment Adviser), GSAM believes that the combined Portfolio would be better positioned for asset growth than the Acquired Portfolio on its own.

What are the Federal income and other tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Portfolios must receive an opinion of Dechert LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the

4

Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor a Portfolio will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Surviving Portfolio shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrendered in the Reorganization.

Why are shareholders not being asked to vote on the Reorganization?

The Trust’s Declaration of Trust and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the 1940 Act does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of each Portfolio, shareholders are not being asked to vote on the Reorganization.

Where can I get more information?

Each Portfolio’s current prospectus and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Portfolios’ website (www.gsamfunds.com).

Each Portfolio’s current statement of additional information and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Portfolios’ website (www.gsamfunds.com).

Each Portfolio’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Portfolios’ website (www.gsamfunds.com).

A statement of additional information for this Information Statement/Prospectus, dated April, 17, 2014 (the “SAI”). The SAI contains additional information about the Surviving Portfolio.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the toll-free telephone number: 1-800-526-7384.

Each Portfolio’s: (i) prospectus and statement of additional information, each dated April 30, 2013, and any supplements thereto filed as of the date of this Information Statement/Prospectus, and (ii) December 31, 2013 Annual Report, are incorporated by reference into this Information Statement/Prospectus, which means they are considered legally a part of this Information Statement/Prospectus. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

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i

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

AND

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated by reference herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

Comparison of the Acquired Portfolio with the Surviving Portfolio

Although each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future, for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”), there are some important differences between the investment objective and principal investment strategies of the Surviving Portfolio and those of the Acquired Portfolio. These differences are discussed in more detail in the side-by-side chart below to facilitate comparison.

	The Acquired Portfolio	The Surviving Portfolio
Type of fund	Each Portfolio is a diversified, open-end, management investment company.

Investment objective	The Acquired Portfolio seeks current income and long-term capital appreciation.	The Surviving Portfolio seeks long-term capital appreciation.

How will each Portfolio seek to achieve its investment objective?	The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing in a combination of Underlying Funds. Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

What are the principal types of Underlying Funds in which each Portfolio will invest?

Under normal conditions, the Portfolio will allocate its assets among Underlying Funds that the Investment Adviser considers to be invested in income-producing satellite asset classes. Satellite asset classes are those that may have lower correlations to traditional market exposures such as large cap equities and may have more attractive risk return characteristics. Under normal conditions, the Portfolio may also allocate up to 20% of its total assets among other Underlying Funds.

The Investment Adviser expects that the Portfolio will invest a significant percentage of its fixed income allocation in the Goldman Sachs High Yield, Goldman Sachs High Yield Floating Rate, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs Emerging Markets Debt Funds and

Under normal conditions, at least 80% of the Portfolio’s total assets will be allocated among Underlying Funds that the Investment Adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have had lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. Satellite funds can be both equity and fixed income funds.

The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant

	The Acquired Portfolio		The Surviving Portfolio
	will invest a significant percentage of its equity allocation in the Goldman Sachs Real Estate Securities and the Goldman Sachs International Real Estate Securities Funds.		percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities.

What is each Portfolio’s limit with respect to an investment in a single Underlying Fund?

Each Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

What are the current Underlying Equity/Fixed Income Fund allocation ranges for each Portfolio?

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed Income Fund allocation ranges for each Portfolio:

	Range*
	Underlying Equity Funds: 20-60% Underlying Fixed Income Funds: 40-80%		Underlying Equity Funds: 25-75% Underlying Fixed Income Funds: 25-75%

* Measured at the time of each quarterly or monthly rebalancing (as applicable). In the event of significant investor inflows, the Investment Adviser may continue to buy Underlying Funds between periodic rebalancing if necessary to maintain the desired strategic tilt, even outside of the Portfolio’s allocation range.

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (iii) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

What are the Underlying Funds in which each Portfolio invests?	As of December 31, 2013, the Portfolios were invested in the following Underlying Funds:
		Acquired Portfolio	Surviving Portfolio
	High Yield Fund	20.6%	13.8%
	High Yield Floating Rate Fund	8.8%	5.0%
	Emerging Markets Debt Fund	18.1%	12.3%

The Acquired Portfolio	The Surviving Portfolio
	Acquired Portfolio	Surviving Portfolio
Local Emerging Markets Debt Fund	12.8%	8.8%
Real Estate Securities Fund	18.1%	10.7%
International Real Estate Securities Fund	21.6%	11.1%
International Small Cap Insights Fund	—	9.3%
International Small Cap Fund	—	6.2%
Emerging Markets Equity Insights Fund	—	6.4%
Emerging Markets Equity Fund	—	5.4%
Commodity Strategy Fund	—	11.0%

Total	100.0%	100.0%

Benchmark	Income Strategies Composite Index (comprised of the Barclays Global Aggregate Bond Index (60%) and the MSCI World Index (40%))	Satellite Strategies Composite Index (comprised of the Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%))

Portfolio turnover	Each Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds. However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the applicable Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example below, but are reflected in the applicable Portfolio’s performance. During the most recent fiscal year ended December 31, 2013, the Acquired Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio. The Surviving Portfolio’s turnover rate was 36% of the average value of its portfolio.

Investment Adviser	GSAM serves as the investment adviser of each Portfolio.

Portfolio management team

William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies (“QIS”)—Macro Alpha Strategies

Mr. Fallon joined the Investment Adviser as a member of the QIS team in 1998. He is Co-Chief Investment Officer of Alpha Strategies and Head of Research. He has managed each Portfolio since 2009.

Steve Jeneste, CFA, Managing Director

Mr. Jeneste joined the Investment Adviser as a member of the quantitative strategies team in 1998. He has led multi-strategy portfolio management for the QIS team since August 2001. He has managed each Portfolio since 2011.

Nicholas Chan, CFA, Vice President

Mr. Chan joined the Investment Adviser as a member of the QIS team in 2000. He is a member of the Client Portfolio Management team and is also a Portfolio Manager for the Asset Allocation Portfolios. He has managed each Portfolio since 2007.

The SAI provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Fiscal year end	December 31

As the above table indicates, despite certain similarities, there are some notable differences between the investment objective and principal investment strategies of the Surviving Portfolio and those of the Acquired Portfolio. For example, the Acquired Portfolio seeks current income and, as of December 31, 2013, invested a greater percentage of its assets in Underlying Fixed Income Funds. Conversely, as of December 31, 2013, the Surviving Portfolio invested a greater percentage of its assets in Underlying Equity Funds. Moreover, as of December 31, 2013, the Surviving Portfolio invested in a larger and more diversified universe of Underlying Funds, including Underlying Funds with exposure to the following asset classes: (i) emerging markets equity (through the Goldman Sachs Emerging Markets Equity Insights Fund and Goldman Sachs Emerging Markets Equity Fund); (ii) international small cap (through the Goldman Sachs International Small Cap Insights Fund and Goldman Sachs International Small Cap Fund); and (iii) commodities (through the Goldman Sachs Commodity Strategy Fund). As of such date, the Acquired Portfolio did not invest in such Underlying Funds.

The Surviving Portfolio’s investment objective and principal investment strategies, including the additional asset classes to which you would be exposed as a shareholder of the Surviving Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy of the Portfolios, as well as a description of the Underlying Funds, is described in more detail in Exhibit B.

Comparison of Principal Investment Risks of Investing in the Portfolios

Although the Surviving Portfolio currently invests in the Underlying Funds in which the Acquired Portfolio currently invests, the Surviving Portfolio invests in a larger and more diversified universe of Underlying Funds, including Underlying Funds with exposure to the following asset classes: emerging markets equity, international small cap and commodities. Shareholders of the Surviving Portfolio will therefore be subject to certain other principal investment risks (e.g., commodity sector risk) as a result of these differences, which are discussed in more detail in the chart below to facilitate comparison.

Loss of money is a risk of investing in the Portfolios. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. A Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that a Portfolio will achieve its investment objective. Investments in the Portfolios involve substantial risks which prospective investors should consider carefully before investing.

Principal investment risks applicable to each Portfolio	Investments in Affiliated Underlying Funds. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because a Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and a Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of a Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because a Portfolio invests in the Underlying Funds, you will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocated to those Underlying Funds.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal investment risks of the Underlying Funds in which the Surviving Portfolio may invest

Commodity Sector Risk. Exposure to the commodities markets may subject certain of the Underlying Funds to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which certain of the Underlying Funds invest may involve companies in the financial services sector and events affecting the financial services sector may cause the Underlying Fund’s share value to fluctuate.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Expenses Risk. Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), in addition to the expenses of the Underlying Fund.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). The Underlying Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Sector Risk. To the extent an Underlying Fund invests a significant amount of its assets in one or more sectors, such as the financial services or telecommunications sectors, the Underlying Fund will be subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different sectors.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Swaps Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for an Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Subsidiary and Tax Risk. The Commodity Strategy Fund, by investing in its wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “Subsidiary”), will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are similar to those that are permitted to be held by the Commodity Strategy Fund. The Commodity Strategy Fund is limited in the extent to which it may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary may invest in these commodity-linked derivatives without limitation. There can be no assurance that the investment objective of the Subsidiary will be achieved. Because the Subsidiary is not registered under the Investment Company Act, it is not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Strategy Fund and/or the Subsidiary to operate as described in its prospectus and could adversely affect the Commodity Strategy Fund. The tax treatment of the Commodity Strategy Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income for any gains and distributions made by the Fund.

Principal investment risks of the Underlying Funds in which each Portfolio may invest

Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligations. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks may be more pronounced.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk. In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, an Underlying Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly inter-connected global economies and financial markets.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Investments Risk. Certain Underlying Funds may invest in noninvestment grade investments (commonly referred to as “junk bonds”) that are considered speculative. Non-investment grade investments and unrated investments of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These investments may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the non-investment grade markets generally and less secondary market liquidity. Certain Underlying Funds may purchase the securities or obligations of issuers that are in default.

Real Estate Industry Risk. The Real Estate Securities and International Real Estate Securities Funds are subject to certain risks associated with real estate, including, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

Sovereign Default Risk. An issuer of sovereign debt held by an Underlying Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Additional information on portfolio risks, securities and techniques is included in Exhibit B. An additional discussion of these risks is included in the “Risks of the Portfolios” and “Risks of the Underlying Funds” sections of the current prospectus of the Portfolios, which is incorporated herein by reference. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

The Portfolios’ Fees and Expenses

Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of the Portfolios for the twelve-month period ended December 31, 2013. For financial statement purposes, the Surviving Portfolio will be the accounting survivor of the Reorganization. As the accounting survivor, the Surviving Portfolio’s operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2013.

Class A Shares

	Income Strategies Portfolio (Class A Shares)	Satellite Strategies Portfolio (Class A Shares)	Combined Portfolio Class A (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None

	Income Strategies Portfolio (Class A Shares)	Satellite Strategies Portfolio (Class A Shares)	Combined Portfolio Class A (Pro Forma)
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.95%	0.23%	0.23%
Acquired (Underlying) Fund Fees and Expenses	0.87%	0.90%	0.90%
Total Annual Portfolio Operating Expenses	2.19%	1.50%	1.50%
Expense Limitation[2]	(0.74)%	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Limitation	1.45%	1.48%	1.48%

Class C Shares

	Income Strategies Portfolio (Class C Shares)	Satellite Strategies Portfolio (Class C Shares)	Combined Portfolio Class C (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds) [1]	1.00%	1.00%	1.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.95%	0.23%	0.23%
Acquired (Underlying) Fund Fees and Expenses	0.87%	0.90%	0.90%
Total Annual Portfolio Operating Expenses	2.94%	2.25%	2.25%
Expense Limitation[2]	(0.74)%	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Limitation	2.20%	2.23%	2.23%

Institutional Shares

	Income Strategies Portfolio (Institutional Shares)	Satellite Strategies Portfolio (Institutional Shares)	Combined Portfolio Institutional Class (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.80%	0.08%	0.08%
Acquired (Underlying) Fund Fees and Expenses	0.87%	0.90%	0.90%
Total Annual Portfolio Operating Expenses	1.79%	1.10%	1.10%
Expense Limitation[2]	(0.74)%	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Limitation	1.05%	1.08%	1.08%

Class IR Shares

	Income Strategies Portfolio (Class IR Shares)	Satellite Strategies Portfolio (Class IR Shares)	Combined Portfolio Class IR (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.95%	0.23%	0.23%
Acquired (Underlying) Fund Fees and Expenses	0.87%	0.90%	0.90%
Total Annual Portfolio Operating Expenses	1.94%	1.25%	1.25%
Expense Limitation[2]	(0.74)%	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Limitation	1.20%	1.23%	1.23%

Class R Shares

	Income Strategies Portfolio (Class R Shares)	Satellite Strategies Portfolio (Class R Shares)	Combined Portfolio Class R (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.95%	0.23%	0.23%
Acquired (Underlying) Fund Fees and Expenses	0.87%	0.90%	0.90%
Total Annual Portfolio Operating Expenses	2.44%	1.75%	1.75%
Expense Limitation[2]	(0.74)%	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Limitation	1.70%	1.73%	1.73%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.01% of each Portfolio’s average daily net assets, through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

Expense Example

This Example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation agreements for only the first year). Pro forma expenses are included assuming a Reorganization of the Portfolios. The examples are for comparison purposes only and are not a representation of either Portfolio’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Income Strategies Portfolio				Satellite Strategies Portfolio				Combined Portfolio (Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,131	$1,597	$2,883	$692	$995	$1,320	$2,237	$692	$995	$1,320	$2,237
Class C
Assuming complete redemption at end of period	$323	$841	$1,484	$3,212	$326	$701	$1,203	$2,584	$326	$701	$1,203	$2,584
Assuming no redemption	$223	$841	$1,484	$3,212	$226	$701	$1,203	$2,584	$226	$701	$1,203	$2,584
Institutional Class	$107	$492	$902	$2,047	$110	$348	$604	$1,339	$110	$348	$604	$1,339
Class IR	$123	$538	$980	$2,208	$125	$395	$685	$1,510	$125	$395	$685	$1,510
Class R	$173	$691	$1,235	$2,723	$176	$549	$947	$2,061	$176	$549	$947	$2,061

The Portfolios’ Past Performance

Upon consummation of the Reorganization, the Surviving Portfolio will be the accounting and performance survivor.

The bar chart and table below provide an indication of the risks of investing in each Portfolio by showing: (i) changes in the performance of the Portfolios’ Institutional Shares from year to year; and (ii) how the average annual total returns of each Portfolio’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Income Strategies Composite Index1 or the Satellite Strategies Composite Index,2 as applicable, each a composite representation prepared by the Investment Adviser of the performance of the applicable Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

Each Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the front cover of this Information Statement/Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

[1]	Effective at the close of business on June 29, 2012, the components of the Income Strategies Composite Index changed from the S&P 500 Index (40%) and the Barclays U.S. Aggregate Bond Index (60%) to a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI World Index (40%). The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments.
[2]	The Satellite Strategies Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%).

Acquired Portfolio Past Performance

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +14.22% Worst Quarter Q4 ‘08 –15.58%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	Since Inception
Class A Shares (Inception 3/30/07)
Returns Before Taxes	(5.62)%	8.69%	1.67%
Returns After Taxes on Distributions	(7.38)%	7.20%	0.20%
Returns After Taxes on Distributions and Sale of Portfolio Shares	(3.12)%	6.36%	0.84%

Class C Shares (Inception 3/30/07)
Returns Before Taxes	(1.85)%	9.09%	1.74%

Institutional Shares (Inception 3/30/07)
Returns Before Taxes	0.18%	10.30%	2.88%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	0.03%	10.18%	2.76%

Class R Shares (Inception 11/30/07)
Returns	(0.36)%	9.64%	2.29%

Income Strategies Composite Index	10.04%	8.85%	4.73%
Barclays Global Aggregate Bond Index (hedged to USD) (reflects no deduction for fees, expenses or taxes)	(0.14)%	4.11%	4.47%
MSCI World Index (unhedged) (reflects no deduction’s for fees or expenses)	26.68%	15.02%	3.60%
Income Strategies Composite Index (prior to June 29, 2012)	10.69%	0.00%	0.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	6.26%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02)%	4.44%	4.86%

Surviving Portfolio Past Performance

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +22.24% Worst Quarter Q4 ‘08 -28.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	Since Inception
Class A Shares (Inception 3/30/07)
Returns Before Taxes	(3.00)%	11.39%	0.69%
Returns After Taxes on Distributions	(4.27)%	9.83%	(0.77)%
Returns After Taxes on Distributions and Sale of Fund Shares	(1.58)%	8.50%	0.02%

Class C Shares (Inception 3/30/07)
Returns Before Taxes	0.89%	11.82%	0.77%

Institutional Shares (Inception 3/30/07)
Returns Before Taxes	3.09%	13.10%	1.90%

Service Shares (Inception 8/29/08)
Returns Before Taxes	2.45%	12.53%	2.32%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	2.94%	12.91%	0.97%

Class R Shares (Inception 11/30/07)
Returns	2.44%	12.37%	0.46%

Satellite Strategies Composite Index	15.12%	11.37%	4.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	6.25%
MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	23.29%	12.95%	1.72%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02)%	4.44%	4.86%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization and Board Considerations

The Reorganization is a part of GSAM’s continuing effort to optimize the Goldman Sachs Funds and eliminate overlapping products. After evaluating the investment objectives, strategies and policies of the

Portfolios, as well as their performance, size and potential for asset growth in the foreseeable future, the Investment Adviser recommended to the Board that it approve the reorganization of the Acquired Portfolio with and into the Surviving Portfolio, an existing series of the Trust. GSAM believes that the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time. In addition, GSAM does not expect the Acquired Portfolio to experience significant asset growth in the foreseeable future and believes that the combined Portfolio would be better positioned for asset growth than the Acquired Portfolio on its own. The Investment Adviser also believes that the Reorganization is preferable to liquidating the Acquired Portfolio, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a portfolio that: (i) is managed by the same portfolio management team; (ii) has a similar investment program; and (iii) is part of the Goldman Sachs Funds – a large, diverse fund family. Moreover, although the Acquired Portfolio has higher since-inception performance, the Surviving Portfolio has higher 1-Year, 3-Year and 5-Year performance.

On February 11, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Portfolio; and (ii) the interests of the shareholders of each Portfolio will not be diluted as a result of the Reorganization.

In approving the Reorganization and Plan, the Board requested and received such information from the Investment Adviser as it determined to be necessary to evaluate the Reorganization. At its meeting, the Board received and evaluated materials regarding the investment objectives, strategies, policies and risks of the Portfolios, as well as the effect of the Reorganization on the existing shareholders of the Portfolios. The Board also evaluated and discussed: (i) the material differences between each Portfolio’s investment objective, strategies, policies and risks; (ii) the specific terms of the Reorganization, including information regarding the proposed plans for ongoing management, distribution and operation of the Surviving Portfolio; and (iii) other information, such as the relative sizes of the Portfolios, the performance records of the Portfolios, the expenses of the Portfolios (including anticipated pro forma expense information of the Acquiring Fund following the Reorganization) and the anticipated asset growth of the Portfolios in the foreseeable future.

The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•	Because GSAM does not expect the Acquired Portfolio to experience significant asset growth in the foreseeable future, the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time.

•	The Reorganization is preferable to liquidating the Acquired Portfolio, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a Portfolio that is managed by the same portfolio management team with a similar investment program. Although the Surviving Portfolio’s investment program is similar to that of the Acquired Portfolio, the Surviving Portfolio currently invests in a larger and more diversified universe of Underlying Funds, including underlying funds with exposure to the following asset classes: emerging markets equity, international small cap and commodities. These differences, as well as other differences, are discussed in more detail above under “Summary – Comparison of the Acquired Portfolio with the Surviving Portfolio and Comparison of Principal Investment Risks of Investing in the Portfolios.”

•	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Code, and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Portfolio for the shares of the Surviving Portfolio. Alternatively, liquidation of the Acquired Portfolio could give rise to a taxable event.

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	Although shareholders of the Acquired Portfolio are expected to be subject to a higher net expense ratio as shareholders of the Surviving Portfolio, the contractual management fee of the Surviving Portfolio is identical to that of the Acquired Portfolio (i.e., 0.124% as an annual percentage of average daily net assets).

•	Although the Acquired Portfolio has higher since-inception performance, the Surviving Portfolio has higher 1-Year, 3-Year and 5-Year performance.

•	GSAM has agreed to pay the legal and other costs associated with each Portfolio’s participation in the Reorganization. GSAM has estimated these costs to be approximately $65,442.

Buying, Selling and Exchanging Shares of the Portfolios

The minimum initial investment for Class A and Class C Shares of each Portfolio is, generally, $1,000. The minimum initial investment for Institutional Shares of each Portfolio is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares of each Portfolio. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

For each Portfolio, the minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders. You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

If you purchase a Portfolio through an Authorized Institution, the Portfolio and/or its related companies may pay the Authorized Institution for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

The procedures for making purchases, redemptions and exchanges of the Acquired Portfolio are identical to those of the Acquiring Fund. Please see the “Shareholder Guide” in Exhibit C to this Information Statement/Prospectus for additional information on making purchases, redemptions and exchanges.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Portfolio Securities and Portfolio Repositioning

If the Reorganization is effected, management will analyze and evaluate the portfolio securities (i.e., shares of the Underlying Funds) of the Acquired Portfolio being transferred to the Surviving Portfolio. However, each Portfolio’s portfolio securities are subject to adjustments in the ordinary course of business prior to, or in anticipation of, the Reorganization. The extent and duration to which the portfolio securities of the Acquired Portfolio will be maintained by the Surviving Portfolio will be determined consistent with the Surviving Portfolio’s investment objective, strategies and policies, any restrictions imposed by the Code and in the best interests of each Portfolio’s shareholders (including former shareholders of the Acquired Portfolio). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Surviving Portfolio may result in a capital gain or loss for the Surviving Portfolio. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Surviving Portfolio’s ability to use any available tax loss carryforwards.

Final Distribution of Acquired Portfolio

Prior to the Closing Date, Acquired Portfolio will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. These distributions will be taxable to shareholders that are subject to tax.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. (Net capital losses that arise in a tax year beginning after December 22, 2010 will generally be able to be carried forward without limit.) As of December 31, 2013, the Acquired Portfolio had estimated capital loss carryforwards of $1,112,948. Additionally, as of December 31, 2013, the Surviving Portfolio had no estimated capital loss carryforwards. The amount of the Portfolios’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Surviving Portfolio’s ability to use the capital loss carryovers of the Acquired Portfolio, if any, to offset gains of the Surviving Portfolio in a given taxable year after the Reorganization may be limited by loss limitation rules under federal tax law. If capital loss carryovers of the Acquired Portfolio are limited by those rules, it is possible that the limitations could result in all or a portion of the Acquired Portfolio’s capital loss carryovers, if any, eventually expiring unused. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Portfolios at the time of the Reorganization and thus cannot be calculated precisely at this time.

The ability of the Surviving Portfolio to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

CAPITALIZATION

The following table sets forth the capitalization of the Portfolios as of March 31, 2014. The table also sets forth the pro forma combined capitalization of the combined Portfolio as if the Reorganization had occurred on March 31, 2014. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Portfolios between March 31, 2014 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	The Acquired Portfolio (March 31, 2014)	The Surviving Portfolio (March 31, 2014)	Adjustments	Pro Forma (March 31, 2014)
Net Assets (in 000s)
Class A Shares	$8,980,060	$220,088,142	N/A	$229,068,202
Class C Shares	$9,100,002	$113,273,939	N/A	$122,373,941
Institutional Shares	$7,726,878	$842,570,521	N/A	$850,297,398
Class IR Shares	$2,862,813	$96,244,089	N/A	$99,106,902
Class R Shares	$130,812	$4,175,462	N/A	$4,306,273
Total Net Assets	$28,800,564	$1,276,352,153	N/A	$1,305,152,717

	The Acquired Portfolio (March 31, 2014)	The Surviving Portfolio (March 31, 2014)	Adjustments	Pro Forma (March 31, 2014)
Net Asset Value Per Share
Class A Shares	$8.67	$8.30	N/A	$8.30
Class C Shares	$8.71	$8.25	N/A	$8.25
Institutional Shares	$8.62	$8.28	N/A	$8.28
Class IR Shares	$8.65	$8.28	N/A	$8.28
Class R Shares	$8.70	$8.26	N/A	$8.26
Shares Outstanding
Class A Shares	1,036,017	26,530,382	46,479	27,612,878
Class C Shares	1,044,562	13,726,684	58,188	14,829,434
Institutional Shares	896,506	101,699,168	36,136	102,631,811
Class IR Shares	330,877	11,617,136	14,678	11,962,692
Class R Shares	15,034	505,203	793	521,031

It is impossible to predict how many shares of the Surviving Portfolio will actually be received and distributed by the Acquired Portfolio on the Closing Date. The table should not be relied upon to determine the amount of the Surviving Portfolio shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached form copy of the Plan.

Timing. The Reorganization is scheduled to occur on or about May 16, 2014 (i.e., Closing Date), but may occur on such earlier or later date as the parties agree in writing.

Transfer and Valuation of the Assets. The Plan contemplates the transfer of all of the assets of the Acquired Portfolio to, and the assumption of the liabilities of the Acquired Portfolio by, the Surviving Portfolio, in exchange for the applicable shares of the Surviving Portfolio having an aggregate net asset value equal to the aggregate net asset value of the applicable shares of the Acquired Portfolio on the Closing Date. The Acquired Portfolio would then distribute to its shareholders the portion of the Surviving Portfolio shares to which each such shareholder is entitled. Thereafter, the Acquired Portfolio would be liquidated. All computations of value will be made by State Street Bank and Trust Company, in its capacity as administrator for the Acquired Portfolio and the Surviving Portfolio.

Conditions to Closing the Reorganization. The obligation of each Portfolio to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Portfolio’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Portfolios and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The Portfolios’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the U.S. federal income tax consequences of the Reorganization.

Termination of the Plan. The Plan may be terminated and the Reorganization may be abandoned by resolution of the Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

Cost of the Reorganization. GSAM (or an affiliate) has agreed to pay the legal and other costs associated with each Portfolio’s participation in the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt of an opinion from Dechert LLP, counsel to the Trust, substantially to the effect that, for federal income tax purposes:

•	The transfer to the Surviving Portfolio of all of the Acquired Portfolio’s assets in exchange solely for the issuance of the Surviving Portfolio shares to the Acquired Portfolio and the assumption of all of the Acquired Portfolio’s liabilities by the Surviving Portfolio, followed by the distribution of the Surviving Portfolio shares to the Acquired Portfolio shareholders in complete liquidation of the Acquired Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

•	No gain or loss will be recognized by the Acquired Portfolio upon: (i) the transfer of all of its assets to the Surviving Portfolio as described above or (ii) the distribution by the Acquired Portfolio of Surviving Portfolio shares to the Acquired Portfolio’s shareholders in complete liquidation of the Acquired Portfolio, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code;

•	The tax basis of each asset of the Acquired Portfolio in the hands of the Surviving Portfolio will be the same as the tax basis of that asset in the hands of the Acquired Portfolio immediately before the transfer of the asset, increased by the amount of gain, if any, recognized by the Acquired Portfolio on the transfer;

•	The holding period of each asset of the Acquired Portfolio in the hands of the Surviving Portfolio will include the period during which that asset was held by the Acquired Portfolio (except where investment activities of the Surviving Portfolio have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Surviving Portfolio upon its receipt of the Acquired Portfolio’s assets solely in exchange for shares of the Surviving Portfolio and the assumption of the Acquired Portfolio’s liabilities;

•	No gain or loss will be recognized by the Acquired Portfolio shareholders upon the exchange of their Acquired Portfolio shares for the applicable Surviving Portfolio shares as part of the Reorganization;

•	The aggregate tax basis of the applicable Surviving Portfolio shares received by the Acquired Portfolio shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor; and

•	Each Acquired Portfolio shareholder’s holding period for the applicable Surviving Portfolio shares received in the Reorganization will include the holding period of the shares of the Acquired Portfolio that were surrendered in exchange therefor, provided that the shareholder held the Acquired Portfolio shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, on behalf of the Portfolios.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

CHARTER DOCUMENTS OF GOLDMAN SACHS TRUST

The Portfolios are each series of the Trust. Accordingly, the operations of each Portfolio are governed by the Trust’s Declaration of Trust and Amended and Restated By-Laws, each as amended. The operations of each Portfolio are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

The Portfolios have adopted identical fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves the maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to a Portfolio’s fundamental investment restriction on “borrowing,” in the event that asset coverage (as defined in the 1940 Act) at any time falls below 300%, the Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

In addition to the fundamental investment policies, the Portfolios have adopted certain non-fundamental policies which can be changed or amended by action of the Trustees of such Portfolio without approval of shareholders. The current fundamental and non-fundamental investment policies of the Acquired Portfolio and the Surviving Portfolio are listed below.

Fundamental Investment Policies

Diversification

A Portfolio may not make any investment inconsistent with the Portfolio’s classification as a diversified company under the 1940 Act. Each Portfolio is classified as a diversified open-end management company under the 1940 Act.

Concentration Policy

A Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

Borrowing

A Portfolio may not borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Loans

A Portfolio may not make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law.

Underwriting

A Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

Real Estate

A Portfolio may not purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities.

Commodities

A Portfolio may not invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities

A Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

Non-Fundamental Policies

In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which can be changed or amended by action of the Board without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Portfolio.

A Portfolio may not:

(a)	Invest in companies for the purpose of exercising control or management (but this does not prevent the Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

(b)	Invest more than 15% of the Portfolio’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

The Underlying Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

For purposes of the industry concentration policies of the Portfolios and Underlying Funds, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Portfolio investments will be informed by applicable law.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Investment Adviser

GSAM, 200 West Street, New York, New York 10282, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. Goldman Sachs Asset Management International (“GSAMI”), the investment adviser to certain Underlying Funds, is also an affiliate of Goldman Sachs. GSAMI is regulated by the Financial Services Authority and a registered investment adviser since 1991. As of December 31, 2013, GSAM, including its investment advisory affiliates, had assets under management of $807.6 billion.

Under a Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (i) the Underlying Funds in which the Portfolios may invest; and (ii) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Surviving Portfolio:

•	Supervises all non-advisory operations of the Portfolio;

•	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolio;

•	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Portfolio; and

•	Provides office space and all necessary office equipment and services.

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

Portfolio	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended December 31, 2013
Acquired Portfolio	0.124%	0.124%

Surviving Portfolio	0.124%	0.124%

The Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Portfolios for 2013 is available in the Portfolios’ semi-annual report dated June 30, 2013.

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of the each Portfolio’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional Shares and 0.19% of average daily net assets with respect to Class A, Class C, Class IR and Class R Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or the Portfolios. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets in which the Underlying Funds directly and indirectly invests. Thus, it is likely that the Underlying Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Underlying Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Underlying Fund performance, and Goldman Sachs would still receive significant compensation from the Underlying Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, an Underlying Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Underlying Funds’ investment adviser takes a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Underlying Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Underlying Funds. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Underlying Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Underlying Funds or who engage in transactions with or for the Underlying Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Underlying Funds’ Board of Trustees, the Underlying Funds may retain an affiliate to serve as a securities lending agent for each Underlying Fund to the extent that the Underlying Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of the cash received as collateral for the loaned securities. The Board periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Underlying Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Funds’ portfolio investment transactions in accordance with applicable law.

DISTRIBUTIONS

Each Portfolio pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

•	Cash;

•	Additional shares of the same class of the Portfolio;

•	Shares of the same class from another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Portfolio. If cash distributions are elected with respect to a Portfolio’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Portfolio’s distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains are declared and paid as follows.

Portfolio	Investment Income Distributions	Capital Gains Distributions
Acquired Portfolio	Monthly	Annually
Surviving Portfolio	Quarterly	Annually

From time to time a portion of a Portfolio’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Portfolio’s net investment income for the period calculated in accordance with U.S. generally accepted accounting principles, as modified by Regulation S-X under the Securities Act of 1933.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand the Surviving Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Surviving Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statement, is included in the Portfolio’s annual report (available upon request).

SATELLITE STRATEGIES PORTFOLIO

	Satellite Strategies Portfolio—Class A Shares
	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.22	$7.39	$7.95	$7.34	$5.58

Income (loss) from investment operations
Net investment income[b]	0.25 (a)	0.33 [a]	0.28 [a]	0.40	0.36 [a]
Net realized and unrealized gain (loss)	(0.04)	0.86	(0.53)	0.62	1.69

Total from investment operations	0.21	1.19	(0.25)	1.02	2.05

Distributions to shareholders
From net investment income	(0.27)	(0.34)	(0.28)	(0.41)	(0.27)
From net realized gains	—	(0.02)	(0.03)	—	(0.02)

Total distributions	(0.27)	(0.36)	(0.31)	(0.41)	(0.29)

Net asset value, end of period	$8.16	$8.22	$7.39	$7.95	$7.34

Total return[c]	2.67%	16.30%	(3.17)%	14.20%	37.31%
Net assets at end of period (in 000s)	$231,868	$250,407	$201,416	$212,886	$131,389
Ratio of net expenses to average net assets[d]	0.58%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets[b]	3.08%	4.13%	3.59%	5.78%	5.66%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.60%	0.60%	0.61%	0.63%	0.71%
Portfolio turnover rate[e]	36%	14%	35%	18%	58%

	Satellite Strategies Portfolio—Class C Shares
	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.18	$7.36	$7.92	$7.31	$5.56

Income (loss) from investment operations
Net investment income[b]	0.19 (a)	0.26 [a]	0.23 [a]	0.34	0.31 [a]
Net realized and unrealized gain (loss)	(0.04)	0.86	(0.53)	0.63	1.69

Total from investment operations	0.15	1.12	(0.30)	0.97	2.00

Distributions to shareholders
From net investment income	(0.21)	(0.28)	(0.23)	(0.36)	(0.23)
From net realized gains	—	(0.02)	(0.03)	—	(0.02)

Total distributions	(0.21)	(0.30)	(0.26)	(0.36)	(0.25)

Net asset value, end of period	$8.12	$8.18	$7.36	$7.92	$7.31

Total return[c]	1.91%	15.37%	(3.88)%	13.48%	36.29%
Net assets at end of period (in 000s)	$118,153	$130,446	$117,790	$101,615	$50,972
Ratio of net expenses to average net assets[d]	1.33%	1.32%	1.32%	1.32%	1.32%
Ratio of net investment income to average net assets[b]	2.35%	3.32%	2.88%	5.17%	4.81%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.35%	1.35%	1.36%	1.38%	1.46%
Portfolio turnover rate[e]	36%	14%	35%	18%	58%

	Satellite Strategies Portfolio—Institutional Shares
	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.21	$7.38	$7.94	$7.33	$5.57

Income (loss) from investment operations
Net investment income[b]	0.29 (a)	0.36 [a]	0.32 [a]	0.42	0.42 [a]
Net realized and unrealized gain (loss)	(0.04)	0.86	(0.53)	0.63	1.66

Total from investment operations	0.25	1.22	(0.21)	1.05	2.08

Distributions to shareholders
From net investment income	(0.31)	(0.37)	(0.32)	(0.44)	(0.30)
From net realized gains	—	(0.02)	(0.03)	—	(0.02)

Total distributions	(0.31)	(0.39)	(0.35)	(0.44)	(0.32)

Net asset value, end of period	$8.15	$8.21	$7.38	$7.94	$7.33

Total return[c]	3.09%	16.77%	(2.77)%	14.66%	37.89%
Net assets at end of period (in 000s)	$853,543	$803,541	$590,521	$442,808	$242,969
Ratio of net expenses to average net assets[d]	0.18%	0.17%	0.17%	0.17%	0.17%
Ratio of net investment income to average net assets[b]	3.53%	4.56%	4.07%	6.30%	6.37%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.20%	0.20%	0.21%	0.23%	0.31%
Portfolio turnover rate[e]	36%	14%	35%	18%	58%

	Satellite Strategies Portfolio—Class IR Shares
	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.21	$7.38	$7.94	$7.34	$5.58

Income (loss) from investment operations
Net investment income[b]	0.28 (a)	0.35 [a]	0.32 [a]	0.42	0.96 [a]
Net realized and unrealized gain (loss)	(0.04)	0.86	(0.54)	0.61	1.11

Total from investment operations	0.24	1.21	(0.22)	1.03	2.07

Distributions to shareholders
From net investment income	(0.30)	(0.36)	(0.31)	(0.43)	(0.29)
From net realized gains	—	(0.02)	(0.03)	—	(0.02)

Total distributions	(0.30)	(0.38)	(0.34)	(0.43)	(0.31)

Net asset value, end of period	$8.15	$8.21	$7.38	$7.94	$7.34

Total return[c]	2.94%	16.60%	(2.91)%	14.34%	37.70%
Net assets at end of period (in 000s)	$91,493	$74,216	$58,940	$19,947	$6,331
Ratio of net expenses to average net assets[d]	0.33%	0.32%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets[b]	3.39%	4.37%	4.12%	6.21%	13.43%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.35%	0.35%	0.36%	0.38%	0.46%
Portfolio turnover rate[e]	36%	14%	35%	18%	58%

	Satellite Strategies Portfolio—Class R Shares
	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.19	$7.37	$7.93	$7.32	$5.57

Income (loss) from investment operations
Net investment income[b]	0.24 (a)	0.31 [a]	0.26 [a]	0.41	0.50 [a]
Net realized and unrealized gain (loss)	(0.04)	0.86	(0.52)	0.59	1.53

Total from investment operations	0.20	1.17	(0.26)	1.00	2.03

Distributions to shareholders
From net investment income	(0.26)	(0.33)	(0.27)	(0.39)	(0.26)
From net realized gains	—	(0.02)	(0.03)	—	(0.02)

Total distributions	(0.26)	(0.35)	(0.30)	(0.39)	(0.28)

Net asset value, end of period	$8.13	$8.19	$7.37	$7.93	$7.32

Total return[c]	2.44%	15.96%	(3.42)%	14.01%	36.96%
Net assets at end of period (in 000s)	$3,765	$2,804	$846	$761	$160
Ratio of net expenses to average net assets[d]	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets[b]	2.91%	3.86%	3.33%	6.13%	7.44%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.85%	0.85%	0.86%	0.88%	0.96%
Portfolio turnover rate[e]	36%	14%	35%	18%	58%

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

c	Assumes investment at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year/period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
d	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
e	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

EXPERTS

The financial highlights and financial statements of the Acquired Portfolio for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus. The financial highlights and financial statements of the Acquired Portfolio have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

Interest of Certain Persons

Exhibit D to this Information Statement/Prospectus sets forth the persons who owned beneficially more than 5% of each Portfolio as of March 31, 2014.

Legal Matters

Certain legal matters concerning the issuance of shares of the Surviving Portfolio will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

You can obtain more free information about each Portfolio from your Authorized Institution or

By calling: 1-800-526-7384

By writing to:

Goldman Sachs Funds

P.O. Box 06050

Chicago, IL 60606-6306

On the Internet: SEC EDGAR database—http://www.sec.gov.

The Portfolios’ statement of additional information and shareholder reports are available free of charge by using the contact information above or visiting the Portfolio’s website at: www.gsamfunds.com.

Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed onscreen or downloaded from the SEC’s Internet site at http://www.sec.gov.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

This Agreement and Plan of Reorganization is made as of May 16, 2014, by and between Goldman Sachs Trust, a Delaware statutory trust (“Goldman Sachs Trust”), on behalf of Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”) and Goldman Sachs Satellite Strategies Portfolio (the “Surviving Portfolio,” and together with the Acquired Portfolio, the “Portfolios”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Portfolio to the Surviving Portfolio in exchange solely for shares of beneficial interest of the Surviving Portfolio (“Surviving Portfolio Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Portfolio, the assumption by the Surviving Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Surviving Portfolio Shares to the applicable shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Portfolios are series of Goldman Sachs Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of Goldman Sachs Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Portfolios and that the interests of the existing shareholders of the Portfolios would not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Portfolio to the Surviving Portfolio in Exchange for Surviving Portfolio Shares, the Assumption of all of the Acquired Portfolio’s Liabilities and the Liquidation of the Acquired Portfolio

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Surviving Portfolio Shares of the respective class set forth on Schedule A, determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2. The assets of the Acquired Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing Date (collectively, “Assets”).

1.3. The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to its respective shareholders of record, determined as of immediately after the close of business on the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis, the Surviving Portfolio Shares of the corresponding class received by the Acquired Portfolio pursuant to paragraph 1.1 and Schedule A, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Surviving Portfolio Shares to be so credited to the applicable Acquired Portfolio Shareholders, shall be equal to the aggregate net asset value of the corresponding class of shares of beneficial interest of the Acquired Portfolio (“Acquired Portfolio Shares”) owned by Acquired Portfolio Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be redeemed and canceled on the books of the Acquired Portfolio. The Surviving Portfolio shall not issue certificates representing the Surviving Portfolio Shares in connection with such exchange.

1.5. Ownership of Surviving Portfolio Shares will be shown on the books of the Surviving Portfolio’s Transfer Agent, as defined in paragraph 3.3. Shares of the Surviving Portfolio will be issued in the manner described in the Surviving Portfolio’s current prospectus.

1.6. Any reporting responsibility of the Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date.

2. Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Portfolio and valuation procedures established by the Board of Trustees of Goldman Sachs Trust.

2.2. The net asset value of an Surviving Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Surviving Portfolio’s then-current prospectus and statement of additional information and valuation procedures established by the Board of Trustees of Goldman Sachs Trust.

2.3. The number of the Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Portfolio Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Surviving Portfolio Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Portfolio and the Surviving Portfolio.

3. Closing and Closing Date

3.1. The Closing Date shall be on or about May 16, 2014 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”) or at such other time and/or place as the parties may agree.

3.2. The Acquired Portfolio shall direct State Street, as custodian for the Acquired Portfolio (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Surviving Portfolio. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Surviving Portfolio, which Custodian also serves as the custodian for the Surviving Portfolio. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Surviving Portfolio as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Portfolio’s Assets. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3. The Acquired Portfolio shall direct Goldman, Sachs & Co., in its capacity as transfer agent for the Acquired Portfolio (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Portfolio shall issue and deliver to the Secretary of the Acquired Portfolio prior to the Closing Date a confirmation evidencing that the appropriate number of Surviving Portfolio Shares will be credited to the Acquired Portfolio on the Closing Date, or provide other evidence satisfactory to the Acquired Portfolio as of the Closing Date that such Surviving Portfolio Shares have been credited to the Acquired Portfolio’s accounts on the books of the Surviving Portfolio. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of each Board, accurate appraisal of the value of the net assets of the Acquired Portfolio or the Surviving Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations and Warranties

4.1. Except as has been fully disclosed to the Surviving Portfolio in a written instrument executed by an officer, Goldman Sachs Trust, on behalf of the Acquired Portfolio, represents and warrants to the Surviving Portfolio, as follows:

(a)	The Acquired Portfolio is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Portfolio Shares under the Securities Act of 1933, as amended (“1933 Act”) have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Goldman Sachs Trust, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Goldman Sachs Trust, on behalf of the Surviving Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f)	The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Portfolio (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by Goldman Sachs Trust, on behalf of the Surviving Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Goldman Sachs Trust, on behalf of the Acquired Portfolio, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)

The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio dated December 31, 2013 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since December 31, 2013, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of the Acquired Portfolio’s liabilities, or the redemption of the Acquired Portfolio’s shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio’s shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Goldman Sachs Trust, on behalf of the Acquired Portfolio, and this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)

The information to be furnished by the Acquired Portfolio for use in registration statements, information statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)	The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement on Form N-14 (“Registration Statement”) and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Portfolio in a written instrument executed by an officer of Goldman Sachs Trust, Goldman Sachs Trust, on behalf of the Surviving Portfolio, represents and warrants to the Acquired Portfolio, as follows:

(a)	The Surviving Portfolio is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Surviving Portfolio Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Goldman Sachs Trust, on behalf of the Surviving Portfolio, will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)	The Surviving Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Surviving Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Surviving Portfolio, is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Surviving Portfolio’s knowledge, threatened against Goldman Sachs Trust, on behalf of the Surviving Portfolio, or any of the Surviving Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Surviving Portfolio’s financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Surviving Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Portfolio’s business or its ability to consummate the transactions herein contemplated;

(h)	All issued and outstanding Surviving Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Surviving Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Portfolio Shares, nor is there outstanding any security convertible into any Surviving Portfolio Shares;

(i)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Goldman Sachs Trust, on behalf of the Surviving Portfolio, and this Plan will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)	The Surviving Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, will be fully paid and non-assessable by the Surviving Portfolio;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Surviving Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

(m)	The information to be furnished by the Surviving Portfolio for use in the registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(n)	The Information Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Surviving Portfolio and the Surviving Portfolio Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. Covenants of the Surviving Portfolio and the Acquired Portfolio

5.1. The Surviving Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Portfolio covenants that the Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Portfolio will assist the Surviving Portfolio in obtaining such information as the Surviving Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.4. Subject to the provisions of this Plan, the Surviving Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. The Acquired Portfolio has provided the Surviving Portfolio with information reasonably necessary for the preparation of the Information Statement (referred to in subparagraph 4.1(p)) to be included in a Registration Statement on Form N-14, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its respective shareholders consisting of the Surviving Portfolio Shares received at the Closing.

5.7. The Surviving Portfolio and the Acquired Portfolio shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8. Goldman Sachs Trust, on behalf of the Acquired Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Goldman Sachs Trust, on behalf of the Surviving Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) Goldman Sachs Trust’s, on behalf of the Acquired Portfolio, title to and possession of the Surviving Portfolio Shares to be delivered hereunder, and (b) Goldman Sachs Trust’s, on behalf of the Surviving Portfolio, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9. The Surviving Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Portfolio

The obligations of Goldman Sachs Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Surviving Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Surviving Portfolio, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Goldman Sachs Trust, on behalf of the Surviving Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in the name of the Surviving Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio, and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Surviving Portfolio, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

6.3. Goldman Sachs Trust, on behalf of the Surviving Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Surviving Portfolio, on or before the Closing Date; and

6.4. The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Surviving Portfolio

The obligations of Goldman Sachs Trust, on behalf of the Surviving Portfolio, to complete the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Portfolio, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Goldman Sachs Trust, on behalf of the Acquired Portfolio, shall have delivered to the Surviving Portfolio a statement of the Acquired Portfolio’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Portfolio;

7.3. Goldman Sachs Trust, on behalf of the Acquired Portfolio, shall have delivered to the Surviving Portfolio a certificate executed in the name of the Acquired Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Surviving Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Portfolio, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

7.4. Goldman Sachs Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

7.6. The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. Further Conditions Precedent to Obligations of the Surviving Portfolio and the Acquired Portfolio

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Goldman Sachs Trust, on behalf of the Acquired Portfolio, or Goldman Sachs Trust, on behalf of the Surviving Portfolio, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement (and the Information Statement included therein) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, the transactions contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9. Indemnification

9.1. Goldman Sachs Trust, out of the Surviving Portfolio’s assets and property, agrees to indemnify and hold harmless the Acquired Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Surviving Portfolio of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. Goldman Sachs Trust, out of the Acquired Portfolio’s assets and property, agrees to indemnify and hold harmless the Surviving Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Surviving Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Portfolio of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1. The Surviving Portfolio and the Acquired Portfolio represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be borne by GSAM. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement and Information Statement, legal fees, accounting fees, and securities registration fees, but will not include brokerage costs or other costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Portfolio and Surviving Portfolio in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of Goldman Sachs Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan inadvisable.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Goldman Sachs Trust, on behalf of the Portfolios.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 200 West Street, New York, New York 10282, Attn: Caroline Kraus, Esq., Secretary, in each case with a copy to Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110-2605, Attn: Geoffrey R.T. Kenyon, Esq.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

GOLDMAN SACHS TRUST	GOLDMAN SACHS TRUST
On behalf of the Surviving Portfolio:	On behalf of the Acquired Portfolio:
Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Income Strategies Portfolio

By:	By:
Name:	Name:
Title:	Title:
Goldman Sachs Asset Management, L.P. agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:
Title:

Schedule A

Acquired Portfolio		Surviving Portfolio
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Service*
Class IR	g	Class IR
Class R	g	Class R

*	The Acquired Portfolio does not offer Service Shares

Exhibit B

GSAM’S INCOME STRATEGIES AND SATELLITE STRATEGIES INVESTMENT PHILOSOPHY AND ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS

GSAM’s Income Strategies and Satellite Strategies Investment Philosophy

For the Income Strategies and Satellite Strategies Portfolios, the Investment Adviser believes there are three primary sources of risk that contribute to portfolio return—interest rate risk, equity market risk and active management risk. The first two risks—interest rate and equity market—constitute “market risk” (beta), meaning risk naturally associated with bond or stock market returns. Active management risk, however, comes from the pursuit of non-market related return (alpha) through active, skilled portfolio management.

Through a Core and Satellite approach to portfolio construction, investors can separate these three sources of portfolio risk to seek additional return opportunities. Investors achieve their desired exposure to equity and fixed income markets through Core investments—typically U.S. large cap equities and fixed income obtained through passive, structured and/or actively-managed strategies. Active and skilled portfolio management can contribute to alpha return of any mutual fund. However, investors can pursue additional return opportunities through less correlated satellite strategies such as emerging markets, high yield and commodities investments. The Investment Adviser believes the result of Core and Satellite investing is more efficient portfolio construction—and higher risk-adjusted return potential. Because the risks of satellite investments are typically less correlated with market risk, the Investment Adviser believes they can be added to any portfolio to increase diversification and return opportunities—without greatly impacting a portfolio’s overall risk.

The Investment Adviser’s Quantitative Investment Strategies team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to the satellite asset classes included in the Portfolios. The Portfolios start with a strategic allocation among the various asset classes. For this strategic allocation, the Investment Adviser uses a proprietary asset allocation model in order to determine the recommended weighting across the various satellite asset classes that comprise the Portfolios, taking into account the current risk environment and market conditions. In contrast to traditional equity and fixed income selection strategies which focus on individual stocks and bonds, the model focuses on broad asset classes, such as emerging markets, high yield and commodities. The Investment Adviser’s model uses financial and economic factors that are designed to capture the risks and returns of global asset classes across markets. While the asset allocation process is rigorous and quantitative, allocation is driven by intuitive economic reasoning. On a monthly basis, the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly. The Investment Adviser employs a proprietary asset allocation technique and other techniques to deliver what it believes is the best asset allocation in the Income Strategies and the Satellite Strategies Portfolios.

Each Portfolio’s asset allocation process relies on a proprietary asset allocation model and a qualitative overlay. As a result of the qualitative overlay, a Portfolio’s investments may not correspond to those generated by the Investment Adviser’s asset allocation model. The Portfolios may invest in, or have exposure to, asset classes other than those generated by the Investment Adviser’s asset allocation model, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its asset allocation model, or use other asset allocation models based on the Investment Adviser’s proprietary research.

Additional Information on the Underlying Funds

This section provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed Income Funds invest primarily in fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock. Certain Underlying Fixed Income Funds can also make substantial investments in futures contracts, swaps and other derivatives. Each Underlying Fund may also invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.

In recent years, certain investment markets have experienced substantial price volatility. To the extent a Portfolio’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Portfolio’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In recent years, stock markets have experienced substantial price volatility.

An investment in REITs by an Underlying Fund involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

The Underlying Fixed Income Funds will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/ extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of an Underlying Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Underlying Fund’s ability to achieve its investment objective.

Certain Underlying Funds may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

Certain Underlying Funds will be subject to the risk related to exposure to the commodities markets. Exposure to the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

To the extent a Portfolio’s or an Underlying Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Portfolio’s or Underlying Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

An Underlying Fund’s investment adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for an Underlying Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by a Portfolio, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether the Portfolio remains an appropriate investment in light of your then current financial position and needs.

B. Other Risks of the Underlying Funds

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. Certain Underlying Funds may, to the extent consistent with their investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Writing Index and Related ETF Call Options. When certain Underlying Funds write (sell) index or related ETF call options, they forego the opportunity to benefit from an increase in the value of the index or related ETF above the exercise price (plus the premium received) of the option, but continue to bear the risk of a decline in the value of the index or related ETF. As the seller of the index or related ETF call options, the Underlying Fund receives cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index or related ETF call option either (i) has the right to any appreciation in the value of the index or related ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index or related ETF over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index or related ETF and the exercise price of the option. The premium, the exercise price and the market value of the index or related ETF determine the gain or loss realized by the Underlying Fund as the seller of the index or related ETF call option. Certain Underlying Funds can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the fund.

Risks of Foreign Investments. In general, certain of the Underlying Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect an Underlying Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject an Underlying Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated. Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk. An Underlying Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Underlying Fund from an investment in issuers in such countries. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Underlying Funds’ currency exposure in emerging countries may not be covered by those techniques.

Risks of Derivative Investments. The Underlying Funds may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, participatory notes, swaps, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an investment adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an investment adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the investment adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes presents even greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Risks of Investments in Central and South America. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on these Underlying Fund’s investments in Central and South America.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities in which some or all of the Underlying Funds may invest include:

•	Both domestic and foreign securities that are not readily marketable

•	Certain municipal leases and participation interests

•	Certain stripped mortgage-backed securities

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain structured securities and swap transactions

•	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the 1933 Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by an Underlying Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more securities in an Underlying Fund’s portfolio become illiquid, the Underlying Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of an Underlying Fund’s net assets, the Underlying Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force an Underlying Fund to liquidate any portfolio instrument where the Underlying Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of an Underlying Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, an Underlying Fund may continue to hold the security if its investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Equity Investments by Certain Underlying Fixed Income Funds. After its purchase, a portfolio investment held by certain Underlying Fixed Income Funds (such as a convertible debt obligation) may convert to an equity security. Alternatively, certain Underlying Fixed Income Funds may acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Underlying Fund may continue to hold the investment if the Underlying Fund’s investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI, which is available upon request.

Certain Underlying Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, an Underlying Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Underlying Funds rely only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Underlying Funds if they are determined by the Investment Adviser to be of a credit quality consistent with the Underlying Fund’s credit rating requirement.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirements, an Underlying Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the investment adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider which action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments. In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund’s portfolio and may lead to increased expenses to an Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Geographic and Sector Risks. The International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund, Commodity Strategy Fund, Global Income Fund and Emerging Markets Debt Fund are each registered as a “non-diversified” fund under the Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund and Emerging Markets Debt Fund, and certain other Underlying Funds, may invest a significant portion of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Risks of Sovereign Debt. Investment in sovereign debt obligations by an Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Structured Investment Vehicles. Certain Underlying Funds may invest in structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. Each Underlying Fund may, for temporary defensive purposes, invest a substantial portion, and in some cases all, of its total assets in:

•	U.S. Government Securities

•	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

•	ETFs

•	Other investment companies

•	Cash items

When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

Risks of Equity Swap Transactions. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when an Underlying Fund takes a long position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Underlying Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Underlying Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Underlying Fund on the notional amount. In other cases, when an Underlying Fund takes a short position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Underlying Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Underlying Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Underlying Fund’s accrued obligations under the swap. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, an Underlying Fund may suffer a loss, which may be substantial.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of an Underlying Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in an Underlying Fund may impact the Underlying Fund’s liquidity and NAV. These redemptions may also force an Underlying Fund to sell securities, which may negatively impact the Underlying Fund’s brokerage and tax costs.

Risks of Short Selling. Certain Underlying Funds may engage in short selling. In these transactions, an Underlying Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Underlying Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Underlying Fund, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

An Underlying Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Underlying Fund purposes. Because cash proceeds are Underlying Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require an Underlying Fund to post as collateral other securities that it owns. If the Underlying Fund reinvests the cash proceeds, the Underlying Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Underlying Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Underlying Fund. Certain Underlying Funds may also make short sales against the box, in which an Underlying Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds. U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be willing or able to repay the principal or interest when due or will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes an Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain of the Underlying Funds may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage-Backed or asset-backed securities may expose an Underlying Fund to the risk of earning a lower rate of return upon reinvestment of principal. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Certain of the Underlying Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multifamily and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by an Underlying Fund if they have the required rating from an NRSRO. Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent an Underlying Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have been an adverse effect on the Underlying Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even where there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by an Underlying Fund based on investments in private activity bonds will be subject to the federal alternative minimum tax.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s duration. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration in the credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in such municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments. Certain Underlying Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause an Underlying Fund to suffer a loss of interest or principal on its holdings.

In addition, an Underlying Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Act. As a result, an Underlying Fund’s investment in such securities may be limited by certain investment restrictions contained in the Act.

Commercial Paper. An Underlying Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by an Underlying Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Underlying Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Corporate Debt Obligations; Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Duration. The duration of certain of the Underlying Fixed Income Funds approximates their price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows overtime. In calculating maturity, an Underlying Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and an Underlying Fund’s average maturity may lengthen beyond the investment adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The investment adviser of an Underlying Fund may use futures contracts, options on futures contracts and swaps to manage the Underlying Fund’s target duration in accordance with its benchmark. An Underlying Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The investment adviser of an Underlying Fund may use derivative instruments, among other things, to manage the duration of the Underlying Fund’s investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of an Underlying Fund. An Underlying Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from an Underlying Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by an Underlying Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from an Underlying Fund’s investment adviser’s expectations may produce significant losses in an Underlying Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, an Underlying Fund’s investment adviser’s use of derivatives may not be effective in fulfilling an Underlying Fund’s investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by an Underlying Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by an Underlying Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Underlying Funds.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, an Underlying Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities may also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of an Underlying Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also enter into such transactions to seek to increase total return, which presents additional risk. Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Certain Underlying Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between an Underlying Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Underlying Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate (when an Underlying Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Underlying Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in forward contracts. In the case of forward contracts that do not cash settle, for example, each Underlying Fund must identify on its books liquid assets equal to the full notional amount of the forward contracts while the positions are open. With respect to forward contracts that do cash settle, however, each Underlying Fund is permitted to identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the forward contracts, if any, rather than their full notional amount. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled forward contracts, each Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the forward contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Underlying Fund may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of an investment adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, an Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations under the option contract.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing an option, an Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations under the option contract.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may, to the extent consistent with their investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

•	While an Underlying Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts, options transactions or swaps.

•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.

•	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.

•	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

An Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in futures contracts and options and swaps on futures contracts. In the case of futures contracts that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the futures contracts while the positions are open. With respect to futures contracts that are required to cash settle, however, an Underlying Fund may identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the futures contracts, if any, rather than their full notional amount. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled futures contracts, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. Each of the Real Estate Securities Fund and International Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each of these Underlying Funds will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. An Underlying Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help an Underlying Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and an Underlying Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, an Underlying Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Underlying Fund. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

Unseasoned Companies. Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, an Underlying Fund’s ability to achieve its investment objectives may depend to a greater extent on the investment adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause an Underlying Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Credit Ratings. The Commodity Strategy Fund also has credit rating requirements for the securities it buys. The Underlying Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Underlying Fund if they are determined by its investment adviser to be of comparable quality. A security satisfies the Underlying Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Underlying Fund to be lower than that stated in its prospectus. Furthermore, during this period, the investment adviser will only buy securities at or above the Underlying Fund’s average rating requirement. If a downgrade occurs, the investment adviser will consider what action, including the sale of such security, is in the best interests of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in credit default swaps, which are derivative instruments. When the Underlying Fund sells a credit default swap (commonly known as selling protection), the Underlying Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. The Underlying Fund will be the seller of a credit default swap only when the credit of the security is deemed by the investment adviser to meet the Underlying Fund’s minimum credit criteria at the time the swap is first entered into.

As investment companies registered with the SEC, the Underlying Funds must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, an Underlying Fund is permitted to identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e. the Underlying Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Underlying Funds reserve the right to modify their asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled swaps, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund was required to identify assets equal to the full notional amount of the swaps.

Commodity-Linked Derivative Instruments. Certain Underlying Funds may invest in commodity-linked derivative instruments such as commodity-linked structured notes, commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. The Underlying Fund will not directly invest in commodities. The Underlying Fund invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Underlying Fund economically to movements in commodity prices.

Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Underlying Fund’s investment adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s investments in commodity-linked derivative instruments may be expected to underperform an investment in traditional securities. Over the long term, the returns on such investments are expected to exhibit low or negative correlation with stocks and bonds.

Equity Swaps. Certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

The value of swaps can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid and an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When entering into swap contracts, an Underlying Fund must identify on its books (often referred to as asset segregation) liquid assets, or engage in other SEC or SEC-staff approved measures to “cover” its obligations under the swap contract. In the case of swaps that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that are required to cash settle, however, an Underlying Fund may identify liquid assets in an amount equal to daily marked-to-market net obligations (i.e., an Underlying Fund’s daily net liability) under the swaps, if any, rather than their full notional amount. An Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled swaps, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the swaps.

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, an Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The collateral may consist of any type of security in which an Underlying Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Certain Underlying Funds may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’

collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed either 33 1/3% or 20% (depending on the Underlying Fund’s policy) of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations or non-fundamental investment policies applicable to the Underlying Funds regarding investments in fixed income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). An Underlying Fund generally may not make additional investments if borrowings exceed 5% of its net assets. Borrowings involve leverage. If the securities held by the Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund. An

Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Index Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, index swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss then the Underlying Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when an Underlying Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Underlying Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when an Underlying Fund is a seller of a credit default swap, in addition to the credit exposure the Underlying Fund has on the other assets held in its portfolio, the Underlying Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Underlying Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. An Underlying Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by its investment adviser to meet the Underlying Fund’s minimum credit criteria at the time the swap is first entered into.

When an Underlying Fund writes (sells) credit swaps on individual securities or instruments, the Underlying Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

As an investment company registered with the SEC, an Underlying Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that are required to cash settle, however, an Underlying Fund may identify on its books liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., an Underlying Fund’s daily net liability) under the swaps, if any, rather than their full notional amount. An Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled swaps, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the swaps.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates or in its evaluation of the creditworthiness of swap counter-parties and issuers of the underlying assets, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Exhibit C

SHAREHOLDER GUIDE

HOW TO BUY SHARES

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Portfolio’s shares.

Shares Offering

Shares of the Portfolio are continuously offered through the Distributor. In addition, certain Authorized Institutions designated by the Portfolio may be authorized to accept, on behalf of the Portfolio, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Portfolio, may designate other financial intermediaries to accept such orders.

The Portfolio and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Portfolio?

You may purchase shares of the Portfolio through certain Authorized Institutions. In order to make an initial investment in the Portfolio you must furnish to your Authorized Institution the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

Note: Authorized Institutions may receive different compensation for selling different class shares.

To open an account, contact your Authorized Institution. Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Portfolio will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Portfolio may accept cashier’s checks or official bank checks.

Class IR and Class R Shares are not sold directly to the public. Instead, Class IR and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, nonqualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR or Class R Shares through a plan level or omnibus account. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Authorized Institution and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program.

Employee Benefit Plans generally may open an account and purchase Class IR and/or Class R Shares through Authorized Institutions, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Class IR and/or Class R Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Portfolio?

For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Authorized Institutions who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Authorized Institution purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional, Class IR or Class R Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including Goldman Sachs Trust (the “Trust”)) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Authorized Institution or the Portfolio’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of the Portfolio are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Portfolio and its Transfer Agent. Since the Portfolio will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•	The Portfolio will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution on a business day, and the order will be priced at the Portfolio’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

•	Authorized Institutions are responsible for transmitting accepted orders to the Portfolio within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Portfolio and other Goldman Sachs Portfolios. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Portfolio. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Portfolio and other Goldman Sachs Funds, which may consist of payments relating to the Portfolio’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolio and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Portfolio, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services. The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend the Portfolio based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

•	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

•	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Portfolio.

•	Close the Portfolio to new investors from time to time and reopen the Portfolio whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Portfolio are only registered for sale in the United States and certain of its territories. Generally, shares of the Portfolio will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended.

The Portfolio may allow you to purchase shares with securities instead of cash if consistent with the Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Portfolio) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Portfolios to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Portfolios. Applications without the required information may not be accepted by the Portfolio. Throughout the life of your account, the Portfolios may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Portfolios reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolio; or

(iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolio is unable to verify an investor’s identity or obtain all required information. The Portfolio and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Portfolio’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Portfolio receives your order in proper form. The price you receive when you sell shares is the Portfolio’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Portfolio receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Portfolio’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Cases where there is no clear indication of the value of the Portfolio’s investments include, among others, situations where a security or other asset or liability does not have a price source.

To the extent the Portfolio invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Underlying Fund, the Underlying Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, it involves the risk that the values used by the Portfolio to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies, such as the Underlying Funds, excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

•	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close.

•	On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolio’s closing time and credit will be given the next business day.

•	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Portfolio’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than in their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days the Portfolio is closed. As a result, if the Portfolio holds an Underlying Fund that holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Portfolio shares.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of the Portfolio is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Portfolio are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**		***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Portfolio equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases by Employee Benefit Plans investing in the Portfolio which satisfy the criteria set forth below in “When Are Class A Shares Not Subject to A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution must notify the Portfolio’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Portfolio or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Authorized Institutions; or

(ii)	Information or records regarding shares of the Portfolio or other Goldman Sachs Funds held at any Authorized Institution by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Portfolio may be sold at NAV without payment of any sales charge to the following individuals and entities:

•	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

•	Qualified employee benefit plans of Goldman Sachs;

•	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;

•	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;

•	Banks, trust companies or other types of depository institutions;

•	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Portfolio;

•	Employee Benefit Plans, where such Plans purchase Class A Shares through a plan level or omnibus account;

•	Investors who purchase Class A Shares through an omnibus account sponsored by an Authorized Institution that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;

•	Insurance company separate accounts that make the Portfolio available as an underlying investment in certain group annuity contracts;

•	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

•	Investment advisers investing for accounts for which they receive asset-based fees;

•	Accounts over which GSAM or its advisory affiliates have investment discretion;

•	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;

•	State sponsored 529 college savings plans; or

•	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your account application and notify your Authorized Institution and the Portfolio if you no longer are eligible for the exemption.

The Portfolio will grant you an exemption subject to confirmation of your eligibility by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Portfolio’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at an Authorized Institution other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Portfolio and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Portfolio and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Portfolio’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price of Class C Shares?

You may purchase Class C Shares of the Portfolios at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1%

will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A or C Shares?

•	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

•	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.

•	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

•	When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

•	To keep your CDSC as low as possible, each time you place a request to sell shares, the Portfolio will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A or C Shares Be Waived Or Reduced?

The CDSC on Class A or Class C shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

•	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;

•	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;

•	The separation from service by a participant or beneficiary in an Employee Benefit Plan;

•	Excess contributions distributed from an Employee Benefit Plan;

•	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;

•	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;

•	Satisfying the minimum distribution requirements of the Code;

•	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

•	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	A systematic withdrawal plan. The Portfolio reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;

•	Redemptions or exchanges of Portfolio shares held through an Employee Benefit Plan using the Portfolio as part of a qualified default investment alternative or “QDIA;” or

•	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

HOW TO SELL SHARES

How Can I Sell Shares Of The Portfolio?

Generally, Shares may be sold (redeemed) through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Portfolio. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). The Portfolio will generally redeem its Shares upon request on any business day the Portfolio is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Portfolio as described under “How to Buy Shares—Shares Offering.” The Portfolio may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

•	A request is made in writing to redeem Class A, Class C, Class R and Class IR Shares in an amount over $50,000 via check;

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

•	Telephone requests are recorded.

•	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

•	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

•	The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Authorized Institution. If your Shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

•	The Portfolio may redeem via check up to $50,000 in Class A, Class C, Class IR and Class R Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

•	Redemption proceeds will normally be paid on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

•	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Portfolio’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

•	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

•	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

•	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check: You may elect to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

•	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

•	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Portfolio is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.

•	Redeem your shares if your account balance is below the required Portfolio minimum. The Portfolio will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Portfolio will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Portfolio in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

•	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

•	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Portfolio investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Portfolio at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

•	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Portfolio and reinvest a portion or all of the redemption proceeds in the same share class of any Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund. You may reinvest redemption proceeds as follows:

•	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.

•	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

•	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Portfolio To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Portfolio for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

•	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.

•	Currently, the Portfolio does not impose any charge for exchanges, although the Portfolio may impose a charge in the future.

•	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Portfolio held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.

•	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares and will not be affected by a subsequent exchange.

•	Eligible investors may exchange certain classes of shares for another class of shares of the same Portfolio. For further information, contact your Authorized Institution.

•	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Portfolio. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Portfolio account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

•	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.

•	Exchanges into the Portfolio from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

•	Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Authorized Institution, or you may check the appropriate box on the account application

Can My Distributions From The Portfolio Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV.

•	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

•	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Portfolio for shares of the same class of other Goldman Sachs funds.

•	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

•	You may elect to exchange into an identically registered account or similarly registered account provided that at least one name on the account is registered identically.

•	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.

•	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.

•	Minimum dollar amount: $50 per month.

•	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

•	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Automatic Withdrawals Made On A Regular Basis?

You may redeem from your Class A or Class C Shares account systematically via check or ACH transfer in any amount of $50 or more.

•	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.

•	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.

•	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Portfolio reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Authorized Institutions are responsible for providing any communication from the Portfolio to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Class IR or Class R Shares and a monthly account statement if you invest in Institutional Shares. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Portfolio’s Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs and Authorized Institutions. Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Portfolio. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Portfolio for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% and 0.50%, of the Portfolio’s average daily net assets attributed to Class A, Class C and Class R Shares, respectively. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges. The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

•	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;

•	Commissions paid to Authorized Institutions;

•	Allocable overhead;

•	Telephone and travel expenses;

•	Interest and other costs associated with the financing of such compensation and expenses;

•	Printing of prospectuses for prospective shareholders;

•	Preparation and distribution of sales literature or advertising of any type; and

•	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Portfolio’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized

Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of the Trust, the Trust discourages frequent purchases and redemptions of Portfolio shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Portfolio. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Underlying Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Portfolio is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Portfolio followed or preceded by a redemption or exchange out of the same Portfolio. If the Portfolio detects that a shareholder has completed two or more round trip transactions in a single Portfolio within a rolling 90-day period, the Portfolio may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Portfolio may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Portfolio detects other trading activity that is deemed to be disruptive to the management of the Portfolio or otherwise harmful to the Portfolio. For purposes of these transaction surveillance procedures, the Portfolio may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Portfolio pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Portfolio that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by Authorized Institutions, such as broker-dealers, investment advisers and insurance companies. In addition, Portfolio shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolio with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Portfolio on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply the Portfolio’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge the Portfolio a fee for providing certain shareholder information requested as part of the Portfolio’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolio and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Portfolio shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in the Portfolio. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Portfolio. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

TAXATION

As with any investment, you should consider how your investment in the Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolio. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

The Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolio are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, Portfolio distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Portfolio shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Portfolio distributions to noncorporate shareholders attributable to dividends received by the Portfolio directly or through the Underlying Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rate to apply, noncorporate shareholders must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date. The amount of the Portfolio’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

A percentage of the Portfolio’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund and the International Real Estate Securities Fund often do not provide complete tax information to the Portfolio until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolio to request permission to extend the deadline for issuance of Forms 1099-DIV beyond February 15.

Each Underlying Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolio may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Portfolio may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Portfolio’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

If you buy shares of the Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell or redeem your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Portfolio.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or taxpayer identification number on your account application. By law, the Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains, or, for distributions in a taxable year of the Portfolio beginning before January 1, 2014 (if not extended further by Congress), of short-term capital gains and qualified interest income. Although this designation will be made for capital gains distributions, the Portfolio does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Effective July 1, 2014, the Portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gains dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Portfolio to determine whether withholding is required.

The Portfolio is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Exhibit D

INTERESTS OF CERTAIN PERSONS

To the knowledge of the Portfolios, as of March 31, 2014, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Portfolio or Surviving Portfolio. Shareholders indicated below holding greater than 25% or more of a Portfolio are “controlling persons” of that Portfolio under the 1940 Act.

Income Strategies Portfolio
Class	Shareholder Name/Address	Percentage of Class

Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg FL 33716-1102	8.72%

Class C	UBS Financial Services, Inc., Omni Account M/F, 1000 Harbor Blvd., 5th Fl., Weehawken, NJ 07086-6761	5.32%

Institutional	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	9.45%

Institutional	Stephens, Inc., FBO, 111 Center St. #36956990, Little Rock, AR 72201-4402	7.77%

Class IR	LPL Financial Corporation, 9785 Towne Center Drive, San Diego, CA 92121-1968	8.17%
Satellite Strategies Portfolio
Class	Shareholder Name/Address	Percentage of Class

Institutional	National Financial Services LLC, FEBO Customers, 499 Washington Blvd., Jersey City, NJ 07310-2010	18.34%

Institutional	Charles Schwab & Co., FBO Customers, 211 Main St., San Francisco, CA 94105-1905	11.03%

Institutional	First Clearing LLC, Special Custody Account FEBO, 2801 Market St., St. Louis, MO 63103-6761	5.32%

As of March 31, 2014, the Trustees and Officers of each Portfolio as a group owned less than 1% of the outstanding shares of the Portfolio.

The votes of the shareholders of the Acquired Portfolio and Surviving Portfolio are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

D-1

INCDOCN14 04-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 17, 2014

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

(a series of Goldman Sachs Trust)

Class A Shares	Class C Shares	Institutional Shares	Class IR Shares	Class R Shares
GXSAX	GXSCX	GXSIX	GXSTX	GXSRX

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the related Information Statement/Prospectus, dated April 17, 2014, which relates to the Class A, Class C, Institutional, Class IR and Class R Shares of the Goldman Sachs Satellite Strategies Portfolio to be issued in exchange for the corresponding shares of the Goldman Sachs Income Strategies Portfolio. Please retain this SAI for further reference. To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Goldman Sachs Funds at the address set forth above or call the Goldman Sachs Funds at 800-621-2550 (for Institutional Shareholders) or 800-526-7384 (for Class A, Class C, Class R and Class IR Shareholders).

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is April 17, 2014.

B-1

TABLE OF CONTENTS

INTRODUCTION	B-4
DOCUMENTS INCORPORATED BY REFERENCE	B-4
PRO FORMA FINANCIAL STATEMENTS	B-5

B-2

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, NY 10282

GOLDMAN, SACHS & CO.

Distributor

200 West Street

New York, NY 10282

GOLDMAN, SACHS & CO.

Transfer Agent

71 South Wacker Drive

Chicago, IL 60606

Toll-free (in U.S.) 800-621-2550 (for Institutional Shareholders) or 800-526-7384 (for Class A, Class C, Class R and Class IR Shareholders).

B-3

INTRODUCTION

This SAI is intended to supplement the information provided in an Information Statement/Prospectus dated April 17, 2014 (the “Information Statement/Prospectus”) relating to the proposed Agreement and Plan of Reorganization (the “Plan”) between the Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”) and the Goldman Sachs Satellite Strategies Portfolio (the “Surviving Portfolio”), each a series of Goldman Sachs Trust, pursuant to which the Acquired Portfolio will (i) transfer all of its assets and liabilities attributable to each class of its shares to the Surviving Portfolio in exchange for shares of the Surviving Portfolio; and (ii) distribute to its shareholders a portion of the Surviving Portfolio shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Portfolio (the “Reorganization”). Please retain this SAI for further reference.

Under the terms of the Plan, the Acquired Portfolio will transfer all of its assets to the Surviving Portfolio and the Surviving Portfolio will assume all of the liabilities of the Acquired Portfolio. Subsequently, the Acquired Portfolio will be liquidated and you will become a shareholder of the Surviving Portfolio. You will receive shares of the Surviving Portfolio that are equal in aggregate net asset value to the shares of the Acquired Portfolio that you held immediately prior to the Closing Date (as defined below). Shareholders of each class of shares of the Acquired Portfolio will receive the corresponding class of the Surviving Portfolio, as follows:

Acquired Portfolio		Surviving Portfolio
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Service*
Class IR	g	Class IR
Class R	g	Class R

*	The Acquired Portfolio does not offer Service Shares

No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization, which is scheduled to occur on or about May 16, 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.	The Acquired Portfolio’s Annual Report for the fiscal year ended December 31, 2013 (File Nos. 33-17619 and 811-05349) as filed with the SEC on March 7, 2014 (Accession No. 0001193125-14-088922).

2.	The Acquired Portfolio’s Statement of Additional Information, dated April 30, 2013, as supplemented to date (File Nos. 33-17619 and 811-05349), as filed with the SEC on December 10, 2013 (Accession No. 0001193125-13-468343).

3.	The Surviving Portfolio’s Annual Report for the fiscal year ended December 31, 2013 (File Nos. 33-17619 and 811-05349) as filed with the SEC on March 7, 2014 (Accession No. 0001193125-14-088922).

4.	The Surviving Portfolio’s Statement of Additional Information, dated April 30, 2013, as supplemented to date (File Nos. 33-17619 and 811-05349), as filed with the SEC on December 10, 2013 (Accession No. 0001193125-13-468343).

B-4

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included herein relating to the Reorganization because the net asset value of Acquired Portfolio does not exceed 10% of the net asset value of the Surviving Portfolio as of March 31, 2014.

B-5